UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2013

Del Frisco’s Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35611	20-8453116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 S. Kimball Ave., Suite 100 Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 601-3421

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 4, 2013, Del Frisco’s Restaurant Group, Inc. (the “Company”) entered into an Underwriting Agreement with Deutsche Bank Securities Inc. and Piper Jaffray & Co., on behalf of themselves and the other several Underwriters named in Schedule I thereto (collectively, the “Underwriters”), relating to the offering of 5,386,667 shares of Company common stock, par value $0.001 per share (“Common Stock”), by one of the Company’s stockholders at a per share price of $19.50, less underwriting discounts and commissions. Pursuant to the Underwriting Agreement, the Underwriters were also granted an option to purchase up to an additional 808,000 shares of Common Stock, which the Underwriters exercised in full on December 6, 2013. The Underwriting Agreement includes customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company, the selling stockholder and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1. The provisions of the Underwriting Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the Company. Rather, investors and the public should look to the Company’s disclosures contained in its filings with the Securities and Exchange Commission (the “SEC”).

The shares of Common Stock were offered pursuant to a prospectus supplement dated December 4, 2013, which was filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, and an accompanying base prospectus dated December 3, 2013, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-192508), which became effective on December 3, 2013 (the “Registration Statement”). The information contained in this Current Report on Form 8-K is hereby incorporated by reference into the Registration Statement.

The sale to the Underwriters closed on December 10, 2013.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 1.1	Underwriting Agreement dated December 4, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL FRISCO’S RESTAURANT GROUP, INC.
(Registrant)

Date: December 10, 2013	/s/ Thomas J. Pennison, Jr.
Thomas J. Pennison, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated December 4, 2013.